                                                                         a(1)(k)

                                AMENDMENT NO. 10
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP


         This Amendment No. 10 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group ("Amendment") amends, effective as of September 28, 2001, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group dated as of November 5, 1998 (the "Agreement").

         Whereas, under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute the Amendment.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by the Amendment and all prior amendments thereto.

         3. Except as specifically provided for by this Amendment, the Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.


          IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 28, 2001.


                                                   /s/ ROBERT H. GRAHAM
                                                --------------------------------
                                                Name:  Robert H. Graham
                                                Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 10
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP


                                   "SCHEDULE A
                                 AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF




AIM Balanced Fund                               AIM New Technology Fund
-----------------                               -----------------------

Class A Shares                                  Class A Shares
Class B Shares                                  Class B Shares
Class C Shares                                  Class C Shares
Institutional Class Shares
                                                AIM Select Equity Fund
AIM Basic Balanced Fund                         ----------------------
-----------------------
                                                Class A Shares
Class A Shares                                  Class B Shares
Class B Shares                                  Class C Shares
Class C Shares
                                                AIM Small Cap Equity Fund
AIM European Small Company Fund                 -------------------------
-------------------------------
                                                Class A Shares
Class A Shares                                  Class B Shares
Class B Shares                                  Class C Shares
Class C Shares
                                                AIM Value Fund
AIM Global Utilities Fund                       --------------
-------------------------
                                                Class A Shares
Class A Shares                                  Class B Shares
Class B Shares                                  Class C Shares
Class C Shares                                  Institutional Class Shares

AIM International Emerging Growth Fund          AIM Value II Fund
--------------------------------------          -----------------

Class A Shares                                  Class A Shares
Class B Shares                                  Class B Shares
Class C Shares                                  Class C Shares

AIM Mid Cap Basic Value Fund                    AIM Worldwide Spectrum Fund
----------------------------                    ---------------------------

Class A Shares                                  Class A Shares
Class B Shares                                  Class B Shares
Class C Shares                                  Class C Shares"